UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2009

ARCTIC CAT INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-18607	41-1443470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brooks Avenue South
Thief River Falls, Minnesota		56701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (218) 681-8558

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Effective June 17, 2009, Arctic Cat Inc. (the “Company”), Arctic Cat Sales Inc., a Minnesota corporation, Arctic Cat Production LLC, a Minnesota limited liability company, Arctic Cat Production Support LLC, a Minnesota limited liability company, and Arctic Cat Shared Services LLC, a Minnesota limited liability company (collectively, the “Guarantors”), and Wells Fargo Bank, National Association (“Wells Fargo”), entered into a Third Amendment to Credit Agreement (the “Amendment”), which amends the Company’s revolving line of credit under the Credit Agreement, dated August 29, 2008 and as amended on March 31, 2009 and June 1, 2009, between the Company and Wells Fargo, as the Administrative Agent, Issuing Lender and sole Lender (the “Credit Agreement”).

Pursuant to the Amendment, the scheduled termination date of the Credit Agreement was extended to March 31, 2010.  The aggregate principal amount the Company may borrow under the Credit Agreement was increased to $60,000,000, which  amount is automatically reduced each month beginning August 1, 2009 in line with the Company’s expected reduction in working capital needs, and the floating interest rate applicable to revolving notes issued under the Credit Agreement was increased.  The Company is required to achieve certain pre-tax net income benchmarks and meet additional financial reporting requirements under the Amendment.  The Amendment also limits the aggregate amount of capital expenditures made by the Company and requires the Company or one or more of its subsidiaries to maintain a contractual arrangement with one or more lenders to make available floor plan financing to the Company’s dealers.

Except as provided in the Amendment, all of the terms and conditions of the Credit Agreement remain in full force and effect.  The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference to this Item 1.01.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
10.1	Third Amendment to Credit Agreement, dated as of June 17, 2009, among the Company, Guarantors, and Wells Fargo Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCTIC CAT INC.
(Registrant)

Date: June 18, 2009	/s/ TIMOTHY C. DELMORE
Timothy C. Delmore
Chief Financial Officer

ARCTIC CAT INC.

FORM 8-K CURRENT REPORT

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Third Amendment to Credit Agreement, dated as of June 17, 2009, among the Company, Guarantors, and Wells Fargo Bank, N.A.